                                                                      EXHIBIT 23

                        CONSENT OF INDEPENDENT AUDITORS

The Board of Directors
Electronic Data Systems Corporation:

We consent to incorporation by reference in the following registration statements of Electronic Data Systems Corporation of our reports dated January 31, 1997, relating to the consolidated balance sheets of Electronic Data Systems Corporation and subsidiaries as of December 31, 1996 and 1995, and the related consolidated statement of income, stockholders' equity, and cash flows for each of the years in the three-year period ended December 31, 1996, and the related schedule, which reports appear in or are incorporated by reference in the 1996 annual report on Form 10-K of Electronic Data Systems Corporation.


            Registration
Form        Statement No.                       Description
----        -------------                       -----------

S-3         333-10145               Electronic Data Systems Corporation Debt
                                    Securities

S-8         2-94690                 1984 Electronic Data Systems Corporation
            (Post Effective         Stock Purchase Plan
            Amendment No. 2)

S-8         2-94691                 1984 Electronic Data Systems Corporation
            (Post Effective         Stock Incentive Plan
            Amendment No. 2)

S-8         33-64681                EDS Deferred Compensation Plan
            (Post Effective
            Amendment No. 1)

S-8         33-36443                EDS Deferred Compensation Plan
            (Post Effective
            Amendment No. 1)

S-8         33-54833                EDS Puerto Rico Savings Plan
            (Post Effective
            Amendment No. 1)

S-8         (filed on               PerformanceShare, 1997 Nonqualified Stock
            February 20, 1997)      Option Plan of Electronic Data Systems
                                    Corporation


                                        /s/ KPMG Peat Marwick LLP
                                        ----------------------------------------
                                        KPMG Peat Marwick LLP

Dallas, Texas
March 5, 1997